UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2005

(Date of Report/Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street

Stamford, Connecticut 06921

(Address and zip code of principal executive offices)

(203) 541-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 8, 2005, International Paper issued a press release announcing that its third-quarter 2005 earnings were being revised from the earnings press release issued October 25, 2005, due to changes in income tax provisions and after-tax amounts, primarily related to the sale of Carter Holt Harvey shares. By this amendment to the Form 8-K, International Paper Company hereby amends the information contained in the October 25, 2005 press release and accompanying slides.

The revisions resulted in:

•	a $20 million decrease in third quarter net earnings from $1,043 million ($2.07 per share) to $1,023 million ($2.03 per share),

•	a $23 million decrease in third quarter earnings from continuing operations from $765 million ($1.52 per share) to $742 million ($1.48 per share),

•	a $23 million decrease in third quarter earnings from continuing operations and before special items from $162 million ($.33 per share) to $139 million ($.29 per share), and

•	a $3 million increase in earnings from discontinued operations from $278 million ($.55 per share) to $281 million ($.55 per share).

The revisions also impacted the classification of earnings from continuing operations and earnings from discontinued operations in periods prior to the 2005 third quarter. There were no changes to the previously announced sales and operating profit by industry segment.

The income tax calculations were corrected in connection with the company’s routine internal control procedures. The adjustments included:

•	Certain income taxes recorded in the United States that related to Carter Holt Harvey were added to the preliminary 2005 third quarter discontinued operations income tax provision,

•	The preliminary restatements of prior period income taxes between continuing operations and discontinued operations were adjusted for the effect of these U.S. taxes discussed above,

•	The preliminary 2005 third quarter continuing operations income tax provision was adjusted for the effect of certain Carter Holt Harvey dividends,

•	The preliminary 2005 third quarter continuing operations income tax provision was adjusted for certain third quarter tax benefits identified in a reconciliation completed subsequent to the preliminary third quarter earnings release.

Final operating results for all periods will be reflected in the Company’s Form 10-Q for the third quarter, which is anticipated to be filed with the SEC today.

A copy of the Company’s November 8, 2005 press release, together with certain corrected slides from the Company’s October 25, 2005 webcast, are being furnished as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1:	Press release of International Paper Company, dated November 8, 2005.

Exhibit 99.2:	Slides of International Paper Company, dated November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/s/ ANDREA L. DULBERG
Name:	Andrea L. Dulberg
Title:	Assistant Secretary
Date:	November 8, 2005

EXHIBIT INDEX

Exhibit 99.1:	Press Release of International Paper Company, dated November 8, 2005.

Exhibit 99.2:	Slides of International Paper Company, dated November 8, 2005.

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